                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or  Section 240.14a-12


                              OAKRIDGE ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box)

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1) Title of each class of securities to which transaction applies:
                                      N/A
               -----------------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:
                                      N/A
               -----------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
                                      N/A
               -----------------------------------------------------------------

            4) Proposed maximum aggregate value of transaction:
                                      N/A
               -----------------------------------------------------------------

            5) Total fee paid:
                                          N/A
               -----------------------------------------------------------------

[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


            1)  Amount Previously Paid:

                ---------------------------------------------

            2)  Form, Schedule or Registration Statement No.:

                ---------------------------------------------

            3)  Filing Party:

                ---------------------------------------------

            4)  Date Filed:

                ---------------------------------------------

                              OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

                  Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Company's executive offices located at 4613 Jacksboro Highway, Wichita Falls, Texas on Wednesday, July 21, 1999, at 2:30 P.M., Wichita Falls Time, for the following purposes:

         (1) To elect three directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

                  The Board of Directors has fixed the close of business on Friday, June 25, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                  You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  June 28, 1999

                                         By Order of the Board
                                           of Directors


                                         /s/ Danny Croker

                                         Danny Croker, Assistant
                                           Secretary

                              OAKRIDGE ENERGY, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  July 21, 1999

                        PROXY SOLICITATION AND REVOCATION

                  This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

                  All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

                  Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                  The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is June 28, 1999.

                                  ANNUAL REPORT

                  The Annual Report to Stockholders covering the fiscal year ended February 28, 1999, including financial statements, accompanies this Proxy Statement but is not a part hereof.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  As of June 25, 1999, there were issued and outstanding 4,617,604 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                  June 25, 1999 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                  As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

                  The following table shows the beneficial ownership of the Company's common stock as of June 25, 1999 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and (ii) the executive officers and directors of the Company as a group.

NAME AND ADDRESS                                               AMOUNT                           PERCENT
      OF                                                     BENEFICIALLY                         OF
BENEFICIAL OWNER                                                OWNED                            CLASS
----------------                                             ------------                       -------
Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302                                      3,267,023(1)                      70.75%

Estate of Noel Pautsky, Deceased
4613 Jacksboro Highway
Wichita Falls, Texas 76302                                        917,791(2)                      19.88

Flem Noel Pautsky, Jr. Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302                                        908,247                         19.67

Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302                                        700,000                         15.16

Robert S. Allen
125 Ashlyn Ridge
McDonough, Georgia 30252                                          296,700                          6.43

Executive officers and
directors as a group
(three persons)                                                 3,267,123(1)(2)                   70.75

--------------------------

(1) See information pertaining to Ms. Pautsky under "Directors and Executive Officers - Election of Directors".

(2)      Excludes 40,000 shares owned by Mr. Pautsky's widow.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

                  Three directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company:

                        BUSINESS                    SHARES OF COMMON
                       EXPERIENCE          YEAR     STOCK BENEFICIALLY
                      AND CURRENT          FIRST    OWNED AS OF JUNE 25,
                       POSITIONS           BECAME        1999 (AND
  NAME AND AGE        WITH COMPANY        DIRECTOR   PERCENT OF CLASS)
----------------    ----------------      --------  --------------------
Sandra Pautsky - 57 Chairman of             1986          3,267,023(1)
                    Board of Directors                       (70.75%)
                    since July 9, 1998
                    and President since
                    June 25, 1998;
                    Secretary-Treasurer;
                    Executive Vice-
                    President of the
                    Company from May
                    1992 until June 25,
                    1998

Danny Croker - 50   Vice President and      1992                -
                    Assistant Secretary -
                    Treasurer since May
                    1992 and owner of
                    Exlco, Inc., oil
                    and gas operations

Randy Camp - 46     Partner in the firm     1992                100*
                    of Moore, Camp,
                    Phillips & Company
                    (or its predecessor
                    firms), Certified
                    Public Accountants,
                    Wichita Falls, Texas
                    for more than the
                    past five years

---------------------

*        Represents less than 1% of outstanding common stock.

(1) Includes: (i) 917,791 shares owned by the Estate of Noel Pautsky, Deceased (the "Noel Pautsky Estate"), of which Ms. Pautsky is the Independent Executrix, (ii) 700,000 shares owned by the Noel Pautsky Trust, of which Ms. Pautsky is the trustee and one of four beneficiaries and (iii) 908,247 shares owned by the Flem Noel Pautsky, Jr. Trust, of which Ms. Pautsky is the Trustee. Ms. Pautsky disclaims any beneficial ownership of the shares owned by the Noel Pautsky Estate and the Noel Pautsky Trust in excess of her respective 25% beneficial interests therein. Ms. Pautsky also disclaims any beneficial ownership of the shares owned by the Flem Noel Pautsky, Jr. Trust.

EXECUTIVE OFFICERS

                  In addition to the executive officer positions held by Ms. Pautsky and Mr. Croker (see "Election of Directors," above), Carol Cooper, age 52, serves as the Company's Chief Accounting Officer. Mrs. Cooper is a certified public accountant who was elected to her position with the Company on July 9, 1998. From December 1997 until her election, Mrs. Cooper was employed in the accounting department of the Company. From August 1996 through November 1997, Mrs. Cooper was an accounting consultant to Convest Energy, Inc. Mrs. Cooper was employed by Meridian Oil, Inc. from June 1990 through July 1996 holding various positions in the accounting department of its Fort Worth, Texas accounting office and its Houston, Texas regional office.

OTHER INFORMATION

                  Danny Croker is Sandra Pautsky's stepbrother. There are no other family relationships among any of the directors or executive officers of the Company. Sandra Pautsky may be considered to be the parent of the Company by virtue of her beneficial ownership of approximately 71% of the Company's outstanding common stock and her positions with the Company. See "Voting Securities and Principal Holders" and "Election of Directors," above.

                  Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                        BOARD OF DIRECTORS AND COMMITTEES

                  The Company's Board of Directors held seven meetings during the fiscal year ended February 28, 1999. All directors were present at each meeting. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 2000 stating in detail the qualifications of the proposed nominee.

                  Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $3,000 for serving as a director in the fiscal year ended February 28, 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

                  Based solely on the Company's review of copies of forms it received and on written representations from the foregoing persons, the Company believes that during the fiscal year ended February 28, 1999 all filing requirements under Section 16(a) of the Exchange Act were met on a timely basis by such persons.

                             EXECUTIVE COMPENSATION

                  The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 28, 1999 of the Company's Chief Executive Officer. No executive officer of the Company received a total annual salary and bonus exceeding $100,000 in any of such years.

                                    ANNUAL COMPENSATION
     NAME AND                     ----------------------      ALL OTHER
PRINCIPAL POSITION    YEAR         SALARY         BONUS    COMPENSATION(1)
------------------    ----        -------       --------   ---------------
Noel Pautsky -        1999(2)     $12,500       $     --       $   356
  President and       1998         50,000          4,167         1,428
  Chief Executive     1997         50,000          4,167         1,208
  Officer
Sandra Pautsky -      1999(3)      72,083          7,083           204
  President and
  Chief Executive
  Officer

-------------------

(1) All other compensation consisted of Company paid life insurance premiums.
(2) Mr. Pautsky died on May 26, 1998.
(3) Ms. Pautsky was elected President and Chief Executive Officer on June 25, 1998.

                  The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for all employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached. Because of the age provision, the amount of benefits provided to Mr. Pautsky's beneficiary in 1999 were $13,750.

                              RELATED TRANSACTIONS

                  Sandra Pautsky is an executive officer, director and beneficial owner of in excess of 5% of the Company's outstanding common stock. In addition, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock.

                  Ms. Pautsky, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator. The Noel Pautsky Estate also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

                  At February 28, 1997, Ms. Pautsky, Noel Pautsky, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $15,485. During the two fiscal years ended February 28, 1999, the Company submitted monthly joint interest and other billings to such five parties totaling $56,972, and such parties paid the Company an aggregate of $46,822 with respect to such joint interest and other billings, leaving a balance of $25,635 owed by the five parties to the Company at February 28, 1999. In addition, during fiscal 1998 and 1999 the Company as operator paid Ms. Pautsky, the Noel Pautsky Trust and the Flem Noel Pautsky, Jr. Trust a total of $40,101 in revenues from working interests owned by them in certain of the Company's gas leases in North Texas and with respect to their interests in lease equipment transferred into the Company's inventory after abandonment by the Company of jointly owned leases in the North Texas area and, at February 28, 1999, owed them an additional $23,979 for such matters. The Company is following the same operating procedures outlined above in the fiscal year ending February 29, 2000.

                  On April 7, 1997, the Company purchased 60,000 shares of its common stock from Ms. Pautsky at a price of $2.875 per share. On April 1, 1998, the Company purchased an additional 20,000 shares of its common stock from Ms. Pautsky at a price of $3.20 per share, and on October 15, 1998 it purchased 60,000 shares of its common stock from the Noel Pautsky Estate at a price of $3.10 per share. The prices paid by the Company to Ms. Pautsky and the Noel Pautsky Estate approximated the prices paid by the Company to unaffiliated shareholders for their shares at the times of the purchases.

                                   ACCOUNTANTS

                  The Board of Directors of the Company has not yet selected an accounting firm to audit the financial statements of the Company for the fiscal year ending February 29, 2000. KPMG, LLP has served as the Company's principal accountants since February 1992.

                  Representatives of KPMG, LLP are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

                  Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by February 29, 2000 in order to be included in the Proxy Statement and form of proxy relating to that meeting. Notice of a stockholder proposal submitted outside the processes of the Commission's Rule 14a-8(d) will be considered untimely if received by the Company after May 14, 2000.

                                  OTHER MATTERS

                  The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

                  All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.

Dated:  June 28, 1999

                              OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


                  The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints SANDRA PAUTSKY and DANNY CROKER, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Wednesday, July 21, 1999, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

         1.       ELECTION OF DIRECTORS

FOR all nominees listed below                        WITHHOLD AUTHORITY
(except as marked to the con-                        to vote for all nominees
trary)                    [  ]                       listed below        [  ]

         (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
         INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Sandra Pautsky, Danny Croker and Randy Camp

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH
IS MADE BY THE COMPANY.

Dated:                       , 1999.
       ----------------------
                                                                          SHARES
                                                                  --------


                                                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                 Signature (if held jointly)

                                                 PLEASE MARK, SIGN, DATE AND
                                                 RETURN PROMPTLY THIS PROXY IN
                                                 THE ENCLOSED ENVELOPE.


         When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.